Loss per share	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Loss per share
9. Loss per share
The loss per share is calculated by dividing the profit or loss for the period by the weighted average number of ordinary shares outstanding in the year. The profit (loss) per fully diluted share shall be calculated based on the result for the year divided by the weighted average number of fully diluted shares. In case of a net loss, the dilution would reduce the loss per share; therefore, the effect of dilution is not taken into account.

	Year Ended December 31,
	2020	2019	2018
Net loss for the year (in thousands)	$(26,754)	$(32,423)	$(30,225)

Number of ordinary shares issued at December 31	832,146,748	717,988,732	544,314,537
Weighted average basic number of ordinary shares	767,069,645	598,392,108	542,795,969
Weighted average diluted number of shares	773,393,062	600,152,099	543,117,924

Basic and diluted loss per share in the year	$(0.03)	$(0.05)	$(0.06)